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                                                                   Exhibit 10.10

                              TERM PROMISSORY NOTE

$500,000                                                            May 28, 1997


        For value received, the undersigned, INDUSTRIAL TECHNOLOGIES, INC., a Delaware corporation, and INTEC EUROPE, LTD., a Delaware corporation (collectively, the "MAKER"), do hereby jointly and severally promise to pay to AMERICAN COMMERCIAL FINANCE CORPORATION, or order ("LENDER"), at its office at 433 South Main Street, West Hartford, Connecticut 06110, or at such other place as the holder hereof (including Lender, hereinafter referred to as "HOLDER") may designate, the sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000), together with interest on the unpaid principal balance of this Note, beginning as of the date hereof, before or after maturity or judgment, at the rate of six percentage points (6%) per annum above the Prime Rate on a floating basis (subject to the default rate of interest set forth below), which rate shall be computed and payable monthly in arrears on the basis of a Three Hundred Sixty (360) day year and actual days elapsed, together with all taxes levied or assessed on this Note or the debt evidenced hereby against the Holder, and together with all costs, expenses and attorneys' and other professional fees incurred in any action to collect this Note or to enforce or foreclose any mortgage, security agreement or other agreement securing this Note or to protect or sustain the lien of said mortgage, security agreement or other agreement or in any litigation or controversy arising from or connected with said mortgage, security agreement or other agreement or this Note. The term "PRIME RATE" as used herein shall mean the Prime Rate as published from time to time in the "Money Rates" section of The Wall Street Journal or any successor publication, or in the event that such rate is no longer published in The Wall Street Journal, a comparable index or reference selected by the Lender. The Prime Rate may not necessarily be the lowest or most favorable rate. Any change in the interest rate because of a change in the Prime Rate shall become effective, without notice or demand, on the first day of each month immediately following the month in which any change in the Prime Rate occurs so that the Prime Rate in effect on the last day of any month shall be the Prime Rate for interest computation purposes for the next succeeding month.

        The principal amount of this Note has been advanced pursuant to a Commercial Revolving Loan, Demand Loan and Security Agreement (the "LSA") between Maker and Lender dated November 1, 1996, as amended from time to time, and is subject in all respects to the terms and conditions of said LSA. Interest shall be due and payable on the first day of each and every month commencing on June 1, 1997 and continuing until the obligations evidenced by this Note are fully and finally paid, and principal shall be due and payable in twenty-six
(26) installments of $19,230.77 each, commencing on December 1, 1997 and continuing on the first day of each and every March, June, September, and December thereafter through and including February 1, 2004, on which date all accrued and unpaid interest, principal
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and any other sums due hereunder shall be due and payable in full. Holder may, in its sole discretion, charge any amounts due hereunder to Maker's revolving loan account maintained with the Holder pursuant to the LSA.

        In addition to the principal payments provided for above, Maker agrees that, after the Demand Note (as defined in the LSA) has been paid in full, Maker shall prepay the principal of this Note within 90 days after the end of each fiscal year of each Maker (i.e. each fiscal year that ends after such payment in full of the Demand Note) in an amount equal to the Prepayment Amount. For the purposes hereof, the "Prepayment Amount" shall mean 20% of the sum of (a) such Maker's net income after taxes for such year, calculated in accordance with generally accepted accounting principles in a manner consistent with the application thereof in the 1996 fiscal year, plus (b) any depreciation and amortization that were expensed in calculating such net income, minus (c) any principal amortization of long-term debt and the Demand Loan.

        Maker agrees that (i) if any interest, principal or other amount is not paid when due under this Note or the LSA or under any other obligation of Maker to Holder; or (ii) if any Event of Default occurs under the LSA or if the LSA is terminated; then, upon the happening of any such event, the entire indebtedness with accrued interest thereon due under this Note shall, at the option of Holder, accelerate and be immediately due and payable without notice. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Upon the occurrence of such an event of default or demand for payment of any demand indebtedness owing by Maker to Holder, the interest rate on this Note shall automatically increase without notice to a floating per annum rate equal to four percentage points (4.0%) above the rate otherwise in effect hereunder.

        In the event of Maker's failure to pay any installment of interest, and/or to pay any other sum due hereunder or under the LSA for more than ten
(10) days after the date it is due and payable, without in any way affecting Holder's right to declare an event of default to have occurred and to exercise its remedies as a consequence thereof, a late charge equal to five percent (5.0%) of such late payment shall be assessed against Maker and shall be due and payable immediately.

        In addition to any other payments Maker is required to make hereunder, if at any time within the Benefit Period there is an Out-of-State Relocation, the Maker agrees to pay to Holder the penalty set forth in Section 2(2) of that certain letter agreement from, among others, the Maker to the Connecticut Development Authority dated of even date herewith (the "CDA LETTER AGREEMENT"). As used herein, the terms "Benefit Period" and "Out-of-State Relocation" shall have the meanings set forth in the CDA Letter Agreement.

        Notwithstanding any provisions of this Note, it is the understanding and agreement of the Maker and Holder (and any guarantors of Maker's liabilities) that
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the maximum rate of interest to be paid by Maker (or guarantors of Maker's liabilities) to the Holder shall not exceed the highest or the maximum rate of interest permissible to be charged by a commercial lender such as Lender to a commercial borrower such as Maker under the laws of the State of Connecticut. Any amount paid in excess of such rate shall be considered to have been payments in reduction of principal.

        Maker, and each and all guarantors of this Note hereby give the Holder a lien and right of setoff for all Maker's liabilities upon and against all the deposits, credits, collateral and property of Maker and guarantors, now or hereafter in the possession or control of the Holder or in transit to it. Holder may, upon the occurrence of an event of default hereunder, apply or set off the same, or any part thereof, to any liability of the Maker even though unmatured.

        Failure by the Holder to insist upon the strict performance by Maker of any terms and provisions herein shall not be deemed to be a waiver of any terms and provisions herein, and the Holder shall retain the right thereafter to insist upon strict performance by the Maker of any and all terms and provisions of this Note or any document securing the repayment of this Note.

        MAKER AND EACH AND ALL GUARANTORS OF THIS NOTE HEREBY WAIVE TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS NOTE IS A PART AND/OR THE ENFORCEMENT OF ANY OF HOLDER'S RIGHTS AND REMEDIES, INCLUDING, WITHOUT LIMITATION, TORT CLAIMS. MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. MAKER FURTHER ACKNOWLEDGES THAT LENDER HAS NOT AGREED WITH OR REPRESENTED TO MAKER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

        MAKER AND EACH AND ALL GUARANTORS OF THIS NOTE ACKNOWLEDGE THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND WAIVE THEIR RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH HOLDER MAY DESIRE TO USE, AND FURTHER WAIVES ITS RIGHTS TO REQUEST THAT HOLDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT SAID MAKER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY HOLDER. Maker further waives diligence, demand, presentment for payment, notice of nonpayment,
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protest and notice of protest, and notice of any renewals or extensions of this
Note, and all rights under any statute of limitations, and all guarantors agree that the time for payment of this Note may be extended at Holder's sole discretion, without impairing their liability thereon, and further consent to the release of all or any part of the security for the payment hereof, at the discretion of Holder, or the release of any party liable for this obligation without affecting the liability of the other parties hereto. MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. MAKER FURTHER ACKNOWLEDGES THAT LENDER HAS NOT AGREED WITH OR REPRESENTED TO MAKER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

        This Note shall be governed by and construed in accordance with the laws of the State of Connecticut (but not its conflicts of law provisions).

     References in this Note to the Maker in the singular shall include the the plural and all obligations herein contained are and shall be joint and several.

                              INDUSTRIAL TECHNOLOGIES, INC.


                              By: /s/ G.W. Stewart
                                  -------------------------
                                  Its Chairman/CEO


                              INTEC EUROPE, LTD.


                              By: /s/ G.W. Stewart
                                  -------------------------
                                  Its Chairman/CEO